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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 3, 2005
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                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
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             (Exact name of Registrant as specified in its charter)

               Delaware                 0-11635             59-2058100
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     (State or other jurisdiction     (Commission        (I.R.S. Employer
           of incorporation)          File Number)      Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
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                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
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               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENT

            On March 3, 2005, PhotoMedex, Inc. issued a press release which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

            The press release announced that the ProCyte shareholders approved the adjournment of the March 3, 2005 ProCyte Corporation special meeting of shareholders, to be reconvened on March 18, 2005, in order for ProCyte to solicit additional proxies to vote on the proposed merger between PhotoMedex and ProCyte.

            The press release also announced that the PhotoMedex stockholders had approved the proposal with respect to the issuance of PhotoMedex shares in the proposed merger by a vote of 24,334,253 shares in favor and 209,302 shares opposed or abstaining, approximately 99.1% of the shares present or represented by proxy at the March 3, 2005 PhotoMedex special meeting of stockholders.

            The press release also announced that the PhotoMedex stockholders voted to approve an amendment to PhotoMedex's Amended and Restated 2000 Stock Option Plan to increase the number of shares of PhotoMedex common stock reserved for issuance thereunder from 3,350,000 to 4,350,000 shares.

            The information set forth under "Item 8.01, Other Event", including the accompanying Exhibit 99.1, is being furnished in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or be otherwise subject to the liabilities of that section or Sections 11 and 12 (a)
            (2) of the Securities Act of 1933, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

     99.1   Press Release, dated March 3, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     PHOTOMEDEX, INC.

Dated: March 8, 2005                                 By: /s/Jeffrey F. O'Donnell
                                                         -----------------------
                                                         Jeffrey F. O'Donnell
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

  Exhibit Number   Description
  --------------   ------------------------
       99.1        Press release, dated March 3, 2005, regarding the
                   announcement of the adjournment of the ProCyte Corporation
                   Special Meeting of Shareholders.

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